UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 22, 2007
___________________________________________________________________

COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2007, Covenant Transportation Group, Inc. (formerly known as Covenant Transport, Inc. and referred herein as the "Company") announced that Michael W. Miller resigned from his position as Executive Vice President of Procurement and Corporate Operations Manager, effective on such date.

On May 22, 2007, the Company also announced the following management changes:

▪
Joey B. Hogan was promoted to Senior Executive Vice President and Chief Operating Officer of the Company. In his role as Chief Operating Officer of the Company, Mr. Hogan will join David R. Parker, Chairman, President, and Chief Executive Officer, as the officers responsible for managing the performance of all of the service offerings in all subsidiaries. All of the service offering general managers and all of the corporate department heads will report to Mr. Parker and Mr. Hogan. In addition, Mr. Hogan has been named President of Covenant Transport, Inc., a Tennessee corporation, the Company's largest operating subsidiary. As President, Mr. Hogan will have full P&L responsibility of this subsidiary. In connection with Mr. Hogan's promotion, his primary former duties have been allocated to others in the Company. For the present time, the Company does not expect to appoint a Chief Financial Officer, but Mr. Hogan will continue to serve in the role of principal financial officer for purposes of SEC reporting. In connection with his increased roles at the Company and the Company’s primary operating subsidiary, the Compensation Committee of the Company’s Board of Directors approved an increase in Mr. Hogan’s salary to $275,000.

▪
M. David Hughes has been promoted from his role at Star Transportation to become the Company's Senior Vice President of Fleet Management and Procurement and Corporate Treasurer. Mr. Hughes will oversee the Company's financing relationships as well as asset purchasing, management, and disposition. In connection with his promotion and increased roles, the Compensation Committee of the Company's Board of Directors awarded a special grant to Mr. Hughes of an additional 3,333 restricted shares of the Company's Class A Common Stock, $0.01 par value per share ("Common Stock"). The terms of the special grant are described in the Company's May 26, 2006, Form 8-K filed with the SEC.

▪
Richard B. Cribbs will assume the role of Vice President and Chief Accounting Officer. Mr. Cribbs will have responsibility for the financial statements, SEC reporting, forecasting, billing, collection, and related matters. In connection with his promotion and increased roles, the Compensation Committee of the Company's Board of Directors approved an increase in Mr. Cribbs' salary to $150,000 and awarded a special grant to Mr. Cribbs of 10,000 restricted shares of the Company's Common Stock. The terms of the special grant are described in the Company's May 26, 2006, Form 8-K filed with the SEC.

Joey B. Hogan, 45, had served as the Company's Chief Financial Officer since 1997. Mr. Hogan was an Executive Vice President from May 2003 to May 2007 and was a Senior Vice President from December 2001 to May 2003. From August 1997 through December 2001, Mr. Hogan also served as the Company's Treasurer. In 1996 and 1997, Mr. Hogan served as Chief Financial Officer of The McKenzie Companies in Cleveland, Tennessee, a group of privately owned companies. From 1986 to 1996, Mr. Hogan served in various capacities, including three years as Director of Finance, with Chattem, Inc.

M. David Hughes, 37, had served as the Chief Financial Officer of Star Transportation, Inc. ("Star"), a subsidiary of the Company from September 2006 to May 2007. Prior to joining Star, Mr. Hughes served as the Company's Treasurer and Director of Business Development from May 2002 to July 2006 and served in the same capacity at Star from July 2006 through the Company's acquisition of Star.

Richard B. Cribbs, 35, had served as the Company's Controller from May 2006. Prior to joining the Company, Mr. Cribbs was the Corporate Controller, Assistant Treasurer, and Assistant Secretary of Tandus, Inc., and, prior to that, served as Chief Financial Officer of a large private company.

On May 22, 2007, the Compensation Committee of the Board of Directors of the Company, pursuant to the 2006 Omnibus Incentive Plan (the "2006 Plan"), granted thereunder annual awards of restricted shares of the Company's Common Stock to certain named executive officers of the Company, as set forth in the table below.

Officer	Title	Annual Award of Restricted Common Stock

David Parker	Chairman, President, and Chief Executive Officer	4,000

Joey Hogan	Senior Executive Vice President and Chief Operating Officer	4,000

L.D. Miller	Executive Vice President - Sales and Marketing of Covenant Transport, Inc.	3,000

Tony Smith	President - Southern Refrigerated Transport, Inc.	4,000

Each named executive officer’s shares of Common Stock will vest in equal increments over the four-year period beginning on the first anniversary of the award date, subject to the Company's reaching of earnings-per-share targets. Any percentage that fails to vest as a result of failure to reach a particular target will vest if the Company meets a subsequent target. As a condition to selling any vested shares of restricted Common Stock, a named executive officer is required to maintain an equivalent of 200% of their respective annual salaries on the date of the proposed sale in the combination of (i) Common Stock, and (ii) 50% of the value of (a) unexercised options to purchase Common Stock, and (b) restricted Common Stock; provided that the recipient may sell such portion of the restricted shares that is necessary to cover the federal and state taxes the holder incurs upon vesting of the shares. The granted shares are subject to additional terms set forth in the 2006 Omnibus Incentive Plan in the form filed as Appendix A to the Company’s Definitive Proxy Statement filed April 17, 2006 and the Restricted Stock Award Notice substantially in the form filed as Exhibit 10.22 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

A copy of the press release announcing the changes in management is attached to this Form 8-K as Exhibit 99.1.

Item 8.01	Other Events.

On May 22, 2007, the Company's stockholders approved an amendment and restatement of the Company's Articles of Incorporation. Article I will be amended so that the name of the Company is changed from "Covenant Transport, Inc." to "Covenant Transportation Group, Inc."

A copy of the Company's Amended and Restated Articles of Incorporation is attached to this Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99.1	Covenant Transportation Group, Inc. press release announcing new holding company name and management changes.
	99.2	Amended and Restated Articles of Incorporation of Covenant Transportation Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 29, 2007	By:	/s/ Joey B. Hogan
Joey B. Hogan Senior Executive Vice President and Chief Operating Officer